LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 4, 2016

TO THE PROSPECTUS OF

PERMAL ALTERNATIVE SELECT FUND

DATED MARCH 1, 2016

The Board of Trustees has approved the engagement of Electron Capital Partners, LLC (“Electron”) as a subadviser to manage an equity hedge — long/short equity strategy for the fund. Electron is expected to start managing a portion of the fund’s assets as early as March 16, 2016.

The section of the Prospectus titled “Principal investment strategies” is supplemented with the following text:

Investment strategy	Subadviser
Equity Hedge	Electron Capital Partners, LLC

The sections of the Prospectus titled “Principal risks” and “More on the fund’s investment strategies, investments and risks – More on risks of investing in the fund” are supplemented with the following text:

Utilities sector risk. Investments in energy related utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. The utilities sector is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of facilities.

The section of the Prospectus titled “More on the fund’s investment strategies, investments and risks – Investment strategies and subadvisers” is supplemented with the following text:

Electron (Equity Hedge — Long/Short Equity): The subadviser’s strategy focuses on the global utilities sector, which includes electricity, gas, water and waste companies, and related companies in the infrastructure sector, utilizing a top-down and bottom-up investment approach to invest across a universe of approximately 375 equities. The subadviser analyzes global utility market structures in order to identify potential themes. The subadviser then performs bottom-up stock analysis. The subadviser monitors approximately 60 industry, commodity and financial metrics to ensure its portfolio is properly hedged, to analyze risk and reward profiles and to identify and mitigate global risk factors. The subadviser selects securities that in the subadviser’s opinion have the most upside/downside potential and greatest risk/return trade-off. The subadviser takes both long and short positions and normally holds 100+ positions.

The section of the Prospectus titled “Management – Subadvisers” is replaced with the following text:

Subadvisers: Atlantic Investment Management, Inc.; BH-DG Systematic Trading LLP (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor); Electron Capital Partners, LLC; First Quadrant, L.P.; River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC); and TT International.

The section of the Prospectus titled “More on fund management – Subadvisers” is supplemented with the following text:

Electron Capital Partners, LLC (“Electron”), 599 Lexington Avenue, 38th Floor, New York, New York 10022, serves as subadviser to the fund. Electron is a Delaware limited liability company. Electron is owned by James “Jos” Shaver, the portfolio manager of Electron and its managing partner, and Electron Principals (IM), LLC, a Delaware limited liability company (“Electron Principals (IM)”). Electron Principals (IM) is owned by Mr. Shaver, who also serves as its managing partner, and by Ran Zhou, Peter Suozzo, Neil Choi and Zhe Zheng. Electron has been in business since 2012 and has been registered as an investment adviser with the SEC since April 2014. Electron’s investment program focusses on long and short term investments in the global utility and infrastructure sectors. Total assets managed by Electron were approximately $500 million as of January 31, 2016.

Please retain this supplement for future reference.

PRML248122

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